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                                                                   Exhibit 10.14

                               BUSINESS PARK LEASE


     THIS LEASE is made this 10th day of June, 1999, between CAMPBELL AVENUE ASSOCIATES, a California partnership, herein referred to as "Landlord," and INTERNET TRAVEL NETWORK, a California corporation, herein referred to as "Tenant."


                                   WITNESSETH:


                         ARTICLE 1 - Premises and Term

     Section 1.1.  Landlord hereby leases to Tenant and Tenant hereby leases
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from Landlord the demised premises, including the building and other improvements thereon, consisting of approximately 65,839 square feet of gross floor area and located at 4045 Campbell Avenue, Menlo Park, California (as described in Exhibit "A" and located substantially as shown on Exhibits "A-1"
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and "B" attached hereto), upon and subject to the terms and provisions of this
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Lease for a demised term of five (5) years, commencing on June 1, 1999, and ending on May 31, 2004.

     Within thirty (30) days after execution of this Lease by both parties, Tenant shall have the right to re-measure the building on the demised premises leased herein, and if the square footage thereof is more or less than 65,839 gross square feet of Floor Area (as that term is defined in Section 19.19. hereof), the base rent and all items of additional rent which are calculated on the basis of square footage shall each be adjusted on a pro-rata basis accordingly. Should Tenant exercise its right to re-measure the building leased herein, then the same shall be done by a licensed architect and is subject to Landlord's review and approval.

     Should Landlord and Tenant agree on a square footage for the building other than 65,839 gross square feet of Floor Area, then Landlord and Tenant shall execute a statement or Amendment to this Lease confirming the square footage of the building and the base rent for each year of the demised term, based on the re-measured square footage of the building on the demised premises.

     Section 1.2.  Provided Tenant is not, at the time of giving the notice
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described below or at any time thereafter until commencement of the option term, in default under any of the terms, conditions and covenants of this Lease beyond applicable cure periods (which default has not been timely cured), and subject to the terms and conditions set forth hereinbelow, Tenant shall be granted the option to extend the demised term of this Lease for one (1) period of five (5) years.

          (a) Tenant shall notify Landlord in writing of Tenant's exercise of the option to extend the Lease at least two hundred seventy (270) days prior to the expiration of the initial term; and

          (b) The option term will commence on the day after the expiration of the initial term and shall terminate five (5) years later; and
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          (c)  The base rent for each year of the option term shall equal the greater of (i) the previous year's base rent, or (ii) the Fair Market Rental Value (hereinafter defined (of the demised premises. "Fair Market Rental Value" shall mean the annual base rent (including interim adjustments) that the Landlord would receive as of the commencement date of the extension term if it were to lease the demised premises pursuant to the terms of this Lease (except to the extent that this Lease is inconsistent with the assumptions and requirements set forth below), for a term equal to the period in question and in an "as is" condition. In determining the Fair Market Rental Value, comparable transactions in the area located South of Highway 101 and East of Marsh Road and
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contained within the City of Menlo Park shall be considered, including, without
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limitation, landlord and tenant inducements, such as rental concessions, tenant improvement allowance and rental increases, if and to the extent then a part of market conditions. The rent on comparable leases shall be adjusted to reflect the value or cost of such inducements since neither Landlord nor Tenant shall have any obligation to pay or perform any such inducements (except for rental increases if applicable). Landlord and Tenant shall agree on the Fair Market Rental Value in accordance with Section 19.20 below; and
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          (d)  The option to extend can be exercised only by Internet Travel
Network for its sole use of the demised premises and may not be transferred or assigned to any subleassee, assignee or other party, nor may this option be exercised by Internet Travel Network for the use of the premises by any sublessee, assignee or party other than Internet Travel Network, except that the
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option may be transferred to a Permitted Transferee as set forth in Article 6
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and;

          (e)  There shall be no further option to extend the demised term.


                               ARTICLE 2 - Rent

     Section 2.1.  Tenant covenants and agrees to pay to Landlord without set-
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off, recoupment, deduction or demand of any nature whatsoever, base rent for each year during the demised term as follows: for the first (1st) year during the demised term the amount of One Million Eighty Thousand Dollars ($1,080,000.00) per annum, payable in twelve (12) equal monthly installments of Ninety Thousand Dollars ($90,000,00); for the second (2nd) year during the demised term the amount of One Million Three Hundred Thirty-Nine Thousand Three Hundred Fifty-Six Dollars ($1,339,356.00), payable in twelve (12) equal monthly installments of One Hundred Eleven Thousand Six Hundred Thirteen Dollars ($111,613.00); for the third (3rd) year during the demised term the amount of One Million Three Hundred Eighty-Six Thousand Two Hundred Forty Dollars ($1,386,240.00), payable in twelve (12) equal monthly installments of One Hundred Fifteen Thousand Five Hundred Twenty Dollars ($115,520.00); for the fourth (4th) year during the demised term the amount of One Million Four Hundred Thirty-Four Thousand Seven Hundred Fifty-Six Dollars ($1,434,756.00), payable in twelve (12) equal monthly installments of One Hundred Nineteen Thousand Five Hundred Sixty-Three Dollars ($119,563.00); and for the fifth (5th) year during the demised term the amount of One Million Four Hundred Eighty-Four Thousand Nine Hundred Seventy-Six Dollars ($1,484,976.00), payable in twelve (12) equal monthly installments of One Hundred Twenty-Three Thousand Seven Hundred Forty-Eight Dollars ($123,748.00). Base rent shall be paid monthly in advance on the first (1st) day of each calendar month.

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     Section 2.2.  For the purpose of this Lease, a year shall be twelve (12)
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calendar months, commencing with the first day of the first full calendar month of the demised term and the succeeding anniversaries thereof. For any period prior to the commencement of the first year or subsequent to the end of the last year of the demised term, rent shall be prorated on the basis of the rental rate then payable.

     Section 2.3.  All sums payable and all statements deliverable to Landlord
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by Tenant under this Lease shall be paid and delivered at 60 Hillsdale Mall, San
Mateo, California, 94403-3497, or at such other place as Landlord may from time to time direct by notice to Tenant and all such sums shall be paid in lawful money of the United States.

     Section 2.4.  Upon execution of this Lease,
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          (a)  Tenant shall pay to the Landlord Ninety Thousand Dollars
($90,000.00), which shall be applied by Landlord to the first base rent to become due and payable under this Lease, and

          (b) Tenant shall provide Landlord with an unconditional, clean, irrevocable, standby letter of credit (the "Letter of Credit"), payable on sight with the bearer's draft in the amount of Eight Hundred Five Thousand Dollars ($805,000.00) (the "Initial Amount") issued by and drawn on an institution as may be reasonably acceptable to Landlord (the "Issuing Bank"). The Letter of Credit shall permit partial drawings and state that it shall be payable against site drafts presented by Landlord, accompanied by Landlord's certificate that a default in the payment of base rent or additional rent exists under the Lease that has not been remedied within any applicable cure period and that said drawing is in accordance with the terms and conditions of this Lease; no other document or certification from Landlord shall be required to negotiate the Letter of Credit. Landlord shall only have the right to draw upon the Letter of Credit to the extent of the amount of base rent or additional rent that is delinquent. Landlord may designate any bank as Landlord's advising bank for collection purposes and any site drafts for the collection of the Letter of Credit may be presented by the advising bank on Landlord's behalf.

     This Letter of Credit shall be for an initial term of one (1) year, and shall be acceptable to Landlord in both form and substance and shall be deemed to have renewed without amendment, except to the extent as set forth herein, for consecutive periods of one year each thereafter during the demised term hereof, including any option period, unless the Issuing Bank sends notice (the "Non-Renewal Notice") to Landlord by certified mail, return receipt requested, not less than sixty (60) days next preceding the then expiration date of the Letter of Credit that it elects not to renew such Letter of Credit. The Letter of Credit shall provide that Landlord shall have the right exercisable within forty-five (45) days of its receipt of the Non-Renewal Notice by site draft on the Issuing Bank, to receive all or part of the monies of one or more draws in the amount of the then existing Letter of Credit and Landlord shall hold such proceeds pursuant to the terms of this Section 2.4. (B) and Section 19.9. unless and until a replacement Letter of Credit is provided. The amount of the Letter of Credit shall, provided Tenant is not in material default under the Lease beyond any applicable notice and cure period, be reduced at the commencement of each of the following years of the demised term such that the Security Deposit remaining during the following years shall be the following amounts:

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               Year                               Remaining Security Deposit
               ----                               --------------------------
                  2                                      $696,000.00
                  3                                      $522,000.00
                  4                                      $348,000.00
                  5 and following                        $174,000.00

     Upon failure of Tenant to pay base rent or additional rent within ten (10) days after Tenant's receipt of written notice from Landlord that such sum is due, Landlord shall be entitled to draw against the Letter of Credit in the amount of the delinquent base rent or additional rent.

     Landlord shall not be required to exhaust its remedies against Tenant before having recourse to the Letter of Credit or to any other form of security held by Landlord or to any other remedy available to Landlord at law or in equity.

     Section 2.5.  In addition to base rent under Section 2.1., all other
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payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become additional rent hereunder, whether or not the same to be designated as such, and shall be included in the term "rent" wherever used in this Lease; and, unless another time shall be expressly provided for the payment thereof, all rent and additional rent shall be due and payable together with the next succeeding installment of base rent; and Landlord shall have the same remedies for failure to pay the same as for a nonpayment of base rent.

     Section 2.6.  Any amount due from Tenant to Landlord that is not paid
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within five (5) days after written notice that such amount is due shall bear interest at the lesser of (i) twelve percent (12%) per annum, or (ii) the highest rate then permitted to be charged on late payments under leases under California law; provided, however, the payment of any such interest shall not excuse or cure the default upon which such interest accrued. Tenant acknowledges and agrees that payment of such interest on late payments is reasonable compensation to Landlord for the additional costs incurred by Landlord caused by such late payment, including, but not limited to, collection and administration expenses and the loss of the use of the money that was late in payment.


                  ARTICLE 3 - Landlord's Work - Tenant's Work

     Section 3.1.  Landlord shall not be required to perform any work in the
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demised premises; and, subject to the provisions of Section 11.5., Tenant
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accepts the demised premises in an "as is" condition.

     Section 3.2.  Tenant shall provide, at Tenant's sole cost, certain interior
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improvements ("Tenant Improvements") in accordance with detailed plans and specifications therefor which must be approved, in writing, by Landlord or Landlord's architect before work is commenced (which approval shall not be unreasonably withheld) and which plans, once approved, shall become Exhibit "C"
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hereto. Tenant shall furnish Landlord with a set of "as built" plans in IBM-
compatible AutoCAD format or such other format which is compatible to Landlord's computer aided design software after any such work is completed.

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                              ARTICLE 4 - Streets

     Section 4.1.  Tenant agrees to require employees, and to direct customers
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and other persons visiting Tenant, to park in the parking area provided in the
Parking and Accommodation Areas and to allow Landlord to post the streets for no parking. Landlord represents that as of the commencement date of this Lease there are a total of 170 parking spaces in the Parking and Accommodation Area available for Tenant's non-exclusive use.

                         ARTICLE 5 - Utility Services

     Section 5.1.  Landlord represents that it has at its own cost and expense
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secured the installation of water, gas, sanitary sewers and electrical services to the demised premises and made all necessary connections thereof to the building and that the same will be fully operational and in good condition and repair as of the date Landlord delivers the demised premises to Tenant. Tenant shall pay all meter or service charges made by public utilities companies and shall pay for the water, gas and/or electricity used on the demised premises and sewer use fees and charges whether ad valorum or not and any so called "sewer connection charges" based on increased wastewater discharge from the demised premises exclusively. Tenant shall maintain such connections of utilities to the building.

     Section 5.2.  Except for Landlord's or its agents' negligence or willful
     ------------
misconduct, Landlord shall not be liable to Tenant for the failure of any utility services.

                 ARTICLE 6 - Assignment - Change of Ownership

     Section 6.1.
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     A.   Except as otherwise provided herein, Tenant shall not, by operation of law or otherwise, transfer, assign, sublet, change ownership, mortgage or hypothecate this Lease or the Tenant's interest in and to the demised premises without first procuring the written consent of Landlord. Any attempted transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation without Landlord's written consent shall be void and confer no rights upon any third person. Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld provided that the proposed assignee or sublessee shall have: (i) the financial capacity, at the time of the assignment or sublease, determined in accordance with good accounting principles, to fulfill all of the obligations of Tenant hereunder;
and (ii) a good reputation in the business community; provided further that Tenant shall give Landlord not less than fifteen (15) days notice prior to the effective date of any such assignment or sublease, and Landlord shall have the option to terminate this Lease with respect to the space to be assigned or subleased (if the space to be subleased is, or when combined with other subleases then in effect would cause the total square footage of the demised premises subleased to be, more than fifty percent (50%) in the aggregate of the demised premises, except to a Permitted Transferee as hereafter defined) by notice to Tenant given within fifteen (15) days of Landlord's receipt of Tenant's notice. Nothing herein contained shall relieve Tenant and any Guarantor from its covenants and obligations for the demised term. Tenant agrees to reimburse Landlord for Landlord's reasonable outside attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, change of

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ownership, mortgage or hypothecation of this Lease or Tenant's interest in and to the demised premises (not to exceed One Thousand Dollars [$1,000.00]). If Landlord consents to any assignment or sublease pursuant to this Article, Tenant shall pay Landlord, as additional rent, eighty five percent (85%) of the Sublease Premium derived from that sublease or assignment. "Sublease Premium" shall mean all rent, additional rent, and/or other monies, property, and other consideration of every kind whatsoever received by Tenant from the subtenant or assignee for, or by reason of, the sublease or assignment (including all amounts received by Tenant for, attributable to, any Included Property), LESS:

          (a) commissions actually paid by Tenant to procure the sublease or assignment to an independent third party licensed real estate broker and outside attorneys' fees actually paid by Tenant, commencing with the date on which the sublease or assignment term commences;

          (b) the actual cost of leasehold improvements undertaken by Tenant (subject to Landlord's prior written consent) solely to prepare the subleased or assigned space for the subtenant or assignee;

          (c) the unamortized cost of Included Property, if any, determined on a straight-line basis over the period of the term of the sublease or assignment, as certified to Landlord by Tenant's independent certified public accountant (at Tenant's expense); and

          (d) fixed rent and additional rent (including utilities) allocable to the space covered by a sublease (as reasonably determined by Landlord, taking into account the useable area of the premises demised under the sublease).

     The term "Included Property" means all property by Tenant transferred in ownership to the subtenant or assignee as part of the transaction (including, but not limited to, fixtures and other leasehold improvements installed by Tenant at its cost and expense and, to the extent Tenant receives consideration in excess of fair market value, furniture, equipment, and furnishings).

     Tenant shall pay the Sublease Premium to Landlord as and when Tenant receives payment from such subtenant or assignee.

     Notwithstanding anything to the contrary herein, Tenant may, without Landlord's prior written consent, sublet the demised premises or assign the Lease to ("Permitted Transferee"): (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization or governmental action (provided such surviving corporation succeeds to all or substantially all of Tenant's assets); or (c) a purchaser of all or substantially all of Tenant's assets provided that, in any event, any such Permitted Transferee shall agree in writing, in form reasonably satisfactory to Landlord, to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including (in the case of an assignment) the payment of all amounts due or to become due under this Lease directly to Landlord, without any modification of this Lease. Tenant shall provide Landlord with the following no later than ten
(10) days prior to the effective date of the proposed

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transfer: (i) the name and address of the Permitted Transferee, and (ii) a copy of the proposed sublet or assignment agreement, and (iii) such reasonable information as may be requested by Landlord to substantiate that the proposed assignee or sublessee qualifies as a Permitted Transferee under the definition set forth in this Section 6.1(A). Nothing herein contained shall be construed as
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releasing Tenant from any of its liabilities or other obligations hereunder, including the payment of rent.

     For the purposes of this Lease, the sale of Tenant's capital stock through any bona fide public exchange or issuances for purposes of raising financing shall not be deemed on an assignment, subletting or any other transfer of this Lease or the demised premises.

     B. Each transfer, assignment, subletting, mortgage and hypothecation to which there has been consent shall be by an instrument in writing in form satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, as the case may be; and each transferee, assignee, sublessee, or mortgagee shall agree in writing for the benefit of Landlord herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due to become due under this Lease directly or to Landlord. One (1) executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of this Article shall operate to prevent any such transfer, assignment, subletting, license, concession agreement, mortgage, or hypothecation from becoming effective.

     C. If Tenant hereunder is a corporation which, under the then current laws of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) shall be deemed an assignment within the meaning and provisions of this Section 6.1.

     D. Landlord's rights to assign this Lease are and shall remain unqualified. Upon any sale of the demised premises and provided the purchaser assumes all obligations under this Lease (including the return of Tenant's
                                          --------------------------------
security deposit). Landlord shall thereupon be entirely released of all
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obligations of Landlord hereunder and shall not be subject to any liability resulting from any act or omission or event occurring after such date.

     E. The consent of Landlord to any transfer, assignment, sublease, license, or concession agreement, change in ownership, mortgage or hypothecation of this Lease is not and shall not operate as a consent to any future or further transfer, assignment, sublease, license or concession agreement, change in ownership, mortgage or hypothecation, and Landlord specifically reserves the right to refuse to grant any such consents except as otherwise provided in this
Section 6.1.
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                  ARTICLE  7 - Tenant's Additional Agreements

     Section 7.1.  Tenant agrees at all times during the demised term to: (A)
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Keep the demised premises in a neat and clean condition. (B) Promptly remove all waste, garbage or

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refuse from the demised premises. (C) Promptly comply with all laws and ordinances and all rules and regulations of duly constituted governmental authorities affecting the demised premises, and the cleanliness, safety, use and occupation thereof, but this clause (C) shall not be construed to require Tenant to comply with any such laws, ordinances, rules or regulations which require structural changes in the demised premises unless the same are made necessary by act or work performed by Tenant or the particular nature of Tenant's business.
(D) Prevent the escape from the demised premises of all fumes, odors, and other substances which are offensive or may constitute a nuisance or interfere with other tenants.

     Section 7.2.  Tenant agrees that it will not at any time during the demised
     ------------
term without first obtaining the Landlord's written consent: (A) Conduct or permit any fire, bankruptcy or auction sale in the demised premises. (B) Place on the exterior walls (including both interior and exterior surfaces of windows and doors), the roof of any buildings or any other part of the demised premises, any sign, symbol, advertisement, neon light, other light or other object or thing visible to public view outside of the demised premises. (C) Change the exterior color of the building on the demised premises, or any part thereof, or the color, size, location or composition of any sign, symbol or advertisement that may have been approved by Landlord. (D) Park, operate, load or unload, any truck or other delivery vehicle on any place other than the loading area designated for Tenant's use. (E) Use the plumbing facilities for any purpose other than that for which they were constructed or dispose of any foreign substance therein. (F) Install any exterior lighting or plumbing facilities, shades or awnings, amplifiers or similar devices, or use any advertising medium which may be heard or experienced outside the demised premises, such as loudspeakers, phonographs, or radio broadcasts. (G) Deface any portion of the building or improvements on the demised premises, normal usage excepted. In the event any portion of the building is defaced or damaged, Tenant agrees to repair such damage. (H) Permit any rubbish or garbage to accumulate on the demised premises, or any part thereof, unless confined in metal containers so located as not to be visible to members of the public. (I) Install, maintain or operate any sign except as approved in writing by Landlord. (J) Store materials, supplies, equipment, finished products, raw materials or articles of any nature outside of the demised premises. (K) Use the demised premises for retail or residential purposes. Tenant shall have the right to install (at its cost) a monument sign for the building leased by Tenant hereunder in a location approved by Landlord, Such monument signage shall be subject to the prior written approval of Landlord and the City of Menlo Park.

     Section 7.3.  Tenant agrees that it will not at any time during the demised
     ------------
term: (A) Perform any act or carry on any practice which may injure the demised premises. (B) Burn anything in or about the demised premises. (C) Keep or display any merchandise or other object on or otherwise obstruct any sidewalks, walkways or areaways. (D) Use or permit the use of any portion of the demised premises as living quarters, sleeping apartments, lodging rooms, or for any unlawful purpose. (E) Use or permit the demised premises to be used for any purpose which is or shall not then be allowed under the Zoning Ordinance of the City of Menlo Park, California, in that area.

     Section 7.4.  Subject to Section 7.1. above, Tenant shall, at its expense,
     ------------             ------------
comply with all applicable laws, regulations, rules and orders regarding Tenant's use of the demised premises, regardless of when they become or became effective, including, without limitation, those relating

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

to health, safety, noise, environmental protection, waste disposal, and water and air quality, and furnish satisfactory evidence of such compliance upon request of Landlord.

     Section 7.5.  Should any discharge, leakage, spillage, emission or
     ------------
pollution of any type occur upon or from the demised premises due to Tenant's use and occupancy thereof, Tenant, at its expense, shall be obligated to remedy the same to the satisfaction of Landlord and any governmental body having jurisdiction thereover. Tenant agrees to indemnify, hold harmless, and defend Landlord against all liability, cost, and expense (including without limitation any fines, penalties, judgments, litigation costs, and attorneys' fees) incurred by Landlord as a result of Tenant's breach of this section, or as a result of any such discharge, leakage, spillage, emission, or pollution due to Tenant's use and occupancy, regardless of whether such liability, cost, or expense arises during or after the demised term, unless such liability, cost or expense is proximately caused solely by the active negligence of Landlord.

     Tenant shall pay all amounts due Landlord under this section, as additional rent, within ten (10) days after any such amounts become due

     Tenant shall, at least thirty (30) days prior to the termination of the demised term, or any earlier termination of this Lease, submit a plan to the Menlo Park Fire Protection District in accordance with applicable provisions of the Uniform Fire Code, with a copy to Landlord, demonstrating how any hazardous materials which were stored, dispensed, handled or used in, at or upon the demised premises will be transported, disposed of or reused at the expiration or sooner termination of the demised term of this Lease; and Tenant shall, at the expiration or sooner termination of the demised term comply with all applicable laws, regulations, rules and orders of any governmental body having jurisdiction thereover (including without limitation the Menlo Park Fire Protection District) regarding the disposal of any such hazardous materials.

     Tenant's obligations under this Section 7.4. shall survive the expiration
                                     ------------
or earlier termination of this Lease, including without limitation any termination resulting from any default by Tenant under the Lease.

     Landlord represents that to the best of its knowledge there are no known hazardous materials under, on or in the demised premises as of the execution date of this Lease.

                          ARTICLE 8 - Use of Premises

     Section 8.1.  Tenant shall use the demised premises solely for general
     ------------
office, administration, data networking and customer service center purposes and other related legal uses and for no other purposes without Landlord's written consent, which consent shall not be unreasonably withheld.

             ARTICLE 9 - Indemnity and Public Liability Insurance

     Section 9.1.  Tenant agrees to indemnify and save harmless Landlord from
     ------------
and against all claims arising from any act, omission or negligence of Tenant, or its contractors, licensees, agents, servants, invitees or employees, or arising from any accident, injury or damage whatsoever caused to any person, or to the property of any person occurring during the demised

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                            [Missing page to come]


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(B) the proceeds of any such insurance policy if Landlord keeps the building and the demised premises insured against loss or damage by such fire and extended coverage insurance to the extent of at least eighty percent (80%) of the insurable value of the building with a replacement cost endorsement (or otherwise for the full replacement value) to the extent reasonably obtainable from responsible insurance companies licensed to do business in California. unless Landlord nevertheless elects to repair and/or rebuild the building and the demised premises Tenant shall in the event of any such damage or destruction unless this Lease shall be terminated as hereinafter provided, be responsible for replacing or repairing all exterior signs, trade fixtures, equipment, display cases, and other installations originally installed by the Tenant.
Tenant shall have no interest in the proceeds of any insurance carried by Landlord.

     Section 10.2.  Tenant's base rent shall be abated proportionately during
     -------------
any period in which, by reason of any such damage or destruction, the building is rendered partially or totally untenantable. Such abatement shall continue for the period commencing with such destruction or damage and ending with the substantial completion by the Landlord of such work or repair and/or reconstruction as Landlord is obligated to do.

     Section 10.3.  If the building on the demised premises should be damaged or
     -------------
destroyed to the extent of 33-1/3% or more of the then monetary value thereof by an event described in Section 10.1., then Landlord may terminate this Lease by
                      -------------
written notice to Tenant.

     Notwithstanding anything to the contrary in this Lease, if: (i) Landlord estimates that the demised premises cannot be fully repaired or restored within a two hundred and seventy (270) day period from the date of such damage and destruction; or (ii) Landlord commences such repair but fails (subject to Unavoidable Delay but in no event more than an additional ninety (90) days) to complete such restoration within such two hundred seventy (270) day period; then, in either such case, Tenant may, at its option, terminate this Lease immediately upon notice to Landlord given within ten (10) days of such damage, or the expiration of such two hundred seventy (270) day period (subject to an additional 90 days due to an Unavoidable Delay), unless Landlord completes such restoration before the expiration of any such ten day period, as the case may be, and the obligation of Tenant, if any, to pay rent to Landlord shall terminate as of ten (10) days after the date of Tenant's notice.

     If neither party elects to terminate this Lease then Landlord shall repair and/or rebuild the same as provided in Section 10.1. If such damage or
                                       -------------
destruction occurs and this Lease is not so terminated, this Lease shall remain in full force and effect and the parties waive the provisions of any law to the contrary. The Landlord's obligation under this Section shall in no event exceed the scope of the work to reconstruct the building to the condition existing at the time Landlord delivered possession of the demised premises to Tenant.

     Section 10.4.  Tenant agrees to comply with all of the regulations and
     -------------
rules of the Insurance Service Office or any similar body and will not do, suffer, or permit an act to be done in or about the demised premises which will increase any insurance rate with respect thereto.

     Section 10.5.  Tenant agrees, in addition to any rent provided for herein,
     -------------
to pay to the Landlord the cost of the fire and extended coverage insurance policy carried by Landlord on the demised premises during the entire demised term or any renewal or extension thereof. This

Section expressly requires the Landlord to carry the standard fire and extended coverage policies described in Section 10.1. above (if available).
                               -------------

     Section 10.6.  During the demised term, Tenant shall carry, at its expense,
     -------------
insurance against loss and damage by fire with an "All Risk" endorsement for the full insurable value of Tenant's merchandise, trade fixtures, furnishings, operating equipment and personal property, including wall coverings, carpeting and drapes, if installed by Tenant. Landlord and Landlord's mortgagee shall be named as additional insureds under said policy, which shall be noncancellable with respect to Landlord and Landlord's mortgagee without twenty (20) days' prior written notice. A certificate evidencing such coverage shall be delivered to Landlord prior to commencement of the demised term and thereafter thirty (30) days prior to the expiration of the term of such policy. Such insurance shall be written as a primary policy, not contributing with and not in excess of coverage Landlord may carry. If Tenant shall not comply with its covenants to maintain said insurance, or if Tenant fails to provide a certificate thereof to Landlord, Landlord may, but shall not be required to, obtain any such insurance, and if Landlord does obtain any such insurance, Tenant shall, on demand, reimburse Landlord for the premium for any such insurance.

     Section 10.7.  In the event the building on the demised premises shall be
     -------------
damaged as a result of any flood, earthquake act of war, nuclear reaction, nuclear radiation or radioactive contamination, or from any other casualty not covered by Landlord's fire and extended coverage insurance (or any other additional insurance actually carried by Landlord) to the extent of One Hundred Thousand Dollars ($100,000.00) or more, Landlord may within ninety (90) days following the date of such damage, commence repair, reconstruction or restoration of the building and prosecute the same diligently to completion in which event this Lease shall continue in full force and effect so long as said completion can be completed within two hundred seventy (270) days (subject to Unavoidable Delay but in no event more than an additional ninety (90) days) or within thirty (30) days from the date of destruction. Landlord can elect not to repair, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within thirty (30) days of the damage or destruction.

     Section 10.8.  Upon any termination of this Lease under the provisions of
     -------------
this Article 10, the rent shall be adjusted as of the date of such termination
     ----------
and the parties shall be released without further obligation to the other party upon the surrender of possession of the demised premises to Landlord, except for items that have been theretofore accrued and are then unpaid, and except for obligations that are designated as surviving such termination.

     Section 10.9.  Notwithstanding anything in this Article 10 or elsewhere in
     -------------                                   ----------
this Lease to the contrary, Landlord may maintain any insurance on the demised premises that Landlord deems necessary or reasonably advisable, including, but not limited to, any rental insurance (not to exceed one (1) year's rent), owner's protective liability insurance or any insurance required by any mortgagee of Landlord; and Landlord may include the amount of the premiums for such insurance in the total of the insurance premiums which Tenant is required to pay under the terms hereof. Landlord agrees that it will only secure earthquake or flood insurance if available at commercially reasonable rates.

     Section 10.10.  Notwithstanding any other provision of this Lease to the
     --------------
contrary, Landlord and Tenant each hereby waive all rights of action against the other for loss or damage to the demised premises or any property of Landlord and Tenant in the demised premises, which loss or damage is insured, or is required pursuant to this Lease to be insured, by valid and collectible insurance policies to the extent of the proceeds collected or collectible under such insurance policies, subject to the condition that this waiver shall be effective only when the waiver is permitted by such insurance policies or when, by the use of good faith effort or the payment of an additional premium, such waiver could have been permitted in the applicable insurance policies. The policies of casualty insurance required to be maintained by Landlord at Tenant under the terms of this Lease shall contain waiver of subrogation clauses.

                              ARTICLE 11 - Repair

     Section 11.1.   Landlord agrees, at Landlord's sole expense, to repair
     -------------
structural defects of the building on the demised premises throughout the life of the Lease. Structural defects and maintenance shall not be deemed to include cracks or fissures in walls or floors, nor the requirement of painting or caulking.

     Section 11.2.   Tenant agrees during the demised term or any extension
     -------------
thereof to maintain the interior non-structural portions of the building on the demised premises, and every part thereof, except as to work to be performed by Landlord under Sections 11.1. and 11.3. Tenant further agrees to clean, inside
               ------------------------
and out, all of the glass on the exterior of the building. If Tenant should fail to faithfully perform its maintenance obligations hereunder then Landlord shall, upon having given written notice to Tenant of the need for said maintenance, and upon Tenant's failure to so perform, have the right to perform, or cause to be performed, said maintenance and Tenant shall on demand reimburse Landlord for Landlord's costs of providing such maintenance. Landlord's reservation of the right to enter upon the demised premises to perform any repairs or maintenance or other work in, to, or about the demised premises which in the first instance is the Tenant's obligation pursuant to this Lease shall not be deemed to impose any obligation on Landlord to do so, nor shall Landlord be rendered liable to Tenant or any third party for the failure to do so, and Tenant shall not be relieved from any obligation to indemnify Landlord as otherwise provided elsewhere in this Lease.

     Section 11.3.   Landlord shall provide the following services and Tenant
     -------------
shall, in addition to all other payments required to be made under other provisions of this Lease, on demand reimburse Landlord for Landlord's gross costs of: (i) maintaining, repairing and replacing the roof; (ii) painting, maintaining and repairing the exterior of the building; (iii) maintaining, repairing and replacing the elevator and elevator equipment room (if any); (iv) maintenance and repair associated with the mechanical and electrical rooms; (v) maintenance and repair of the trash enclosure utilized in connection with the building; (vi) maintenance, repair and replacement of the glass on the exterior of the building and (vii) any other maintenance and repair other than that which Landlord is required to perform at Landlord's expense per Section 11.1. Tenant
                                                          -------------
shall also, on demand, reimburse Landlord for Landlord's gross costs of maintaining, repairing and replacing the heating and air conditioning equipment serving the demised premises, whether furnished by Landlord or Tenant.

     If at any time during the demised term Landlord reasonably anticipates that Landlord will expend in excess of Twenty Thousand Dollars ($20,000.00) for any one (1) single, non-emergency maintenance, repair or replacement of an item mentioned in this Section 11.3, or in Article 18, then, provided Tenant is not
                  ------------
in default under the terms of this Lease beyond applicable cure periods, Landlord will use its reasonable efforts to advise Tenant in advance of making such expenditure. At Tenant's request, which request must be delivered to Landlord within five (5) calendar days after Tenant's receipt of Landlord's notification, Landlord shall obtain at least two (2) bids from responsible contractors selected by Landlord for the maintenance, repair or replacement of said item, and Landlord shall choose the contractor to do such necessary maintenance, repair or replacement work from such bids, or obtain additional bids, in Landlord's sole reasonable, business judgement. The provisions contained herein shall not apply to any work (regardless of the cost) to be performed by Landlord in an emergency or necessitated by Tenant's negligent act or omission.

     Landlord's said gross costs as used in this Section 11.3. shall include all
                                                 -------------
costs and expenses of every kind or nature incurred by Landlord in the performance of such maintenance, repair or replacements and Landlord's determination of the amount of said costs and expenses will be final.

     Section 11.4.  If during the term of this Lease Landlord or Landlord's
     -------------
insurance carrier reasonably requires the installation of an Ansul Fire Control System or its equivalent, or any fire detection device, because of the nature of the particular activities being carried on by Tenant in the demised premises, then said system or device shall be installed at the sole cost of the Tenant within the time specified.

     Section 11.5.  Landlord agrees that it will deliver the demised premises to
     -------------
Tenant with the existing roof, mechanical, HVAC, electrical, plumbing, and lighting systems of the building on the demised premises in good operating condition and repair.

     Section 11.6.  Landlord shall be responsible for all costs relating to
     -------------
making the exterior of the building of which the demised premises is a part and the Parking and Accommodation Areas comply with the provisions of the Americans with Disabilities Act ("ADA") in effect prior to commencement of this Lease, provided such costs are not necessitated by any work performed by or for Tenant hereunder. Tenant shall be responsible, at Tenant's sole cost and expense, for all work necessary to make the demised premises comply with the ADA which is required as a condition of issuance of any building permit for the Tenant Improvements in the demised premises and, in any event, all ADA compliance required of the demised premises during the demised term hereof after Landlord delivers possession of the demised premises to Tenant, and/or the costs of ADA compliance arising with respect to the Parking and Accommodation Areas after the commencement of the demised term.

                      ARTICLE 12 - Fixtures & Alterations

     Section 12.1.  All trade fixtures owned by Tenant and installed in the
     -------------
demised premises shall remain the property of Tenant and may be removed from time to time and shall be removed at the expiration of the demised term. Tenant shall repair any damage to the demised premises caused by the removal of said fixtures. If Tenant fails to remove such fixtures on or before the last day of the demised term, all such fixtures shall become the property of Landlord, unless Landlord elects to require their removal, in which case Tenant shall promptly remove them and restore the demised premises to its condition prior to such removal. Landlord may also, at Landlord's sole discretion, store such fixtures at Tenant's expense.

     Section 12.2.  Tenant shall not make any alterations, additions or
     -------------
improvements in or to the demised premises or the building without submitting plans and specifications therefor for the prior written consent of Landlord, which consent shall not be unreasonably withheld and, if granted, may be subject to such conditions as Landlord may reasonably deem appropriate: except that the consent of Landlord shall not be needed for non-structural interior repairs, alterations, additions or improvements which cost less than Twenty-Five Thousand Dollars ($25,000.00) per occurrence and which do not affect the sprinkler system and/or the mechanical/electrical system or require removal or modification of improvements installed by Landlord and provided that Tenant shall notify Landlord of any such changes and shall provide Landlord with as-built plans thereof in IBM-compatible AutoCAD format or such other format which compatible to Landlord's computer aided design software. Any such alterations, additions or improvements consented to by Landlord (or for which Landlord's consent is not required) shall be made at Tenant's sole cost and expense in accordance with plans and specifications therefor and Tenant agrees to provide Landlord with an "as-built" set of plans and specifications in IBM-compatible AutoCAD format or such other format which is compatible to Landlord's computer aided design software after any such work is completed. Tenant shall secure any and all governmental permits, approvals or authorizations required in connection with any such work, and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorneys' fees) and any and all liens resulting therefrom. All alterations, decorations, additions and improvements (and expressly including all light fixtures and floor coverings installed by Tenant), except furniture, removable paneling, wall fixtures, trade fixtures, appliances and equipment which do not become a part of the demised premises, shall be deemed to belong to Tenant, but shall be deemed to have been attached to the demised premises or the building and to have become the property of Landlord upon the termination of the demised term. Upon the expiration or sooner termination of the demised term hereof, Tenant shall, if Landlord has made written demand at the time of providing its consent, or for such improvements made by Tenant for which Landlord's consent is not required as Provided hereinabove, then upon written demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, decorations, additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall forthwith at its sole cost and expense repair any damage to the demised premises or the building caused by such removal.

                             ARTICLE 13 - Remedies

     Section 13.1.  Should Tenant default in the performance of any of its
     -------------
obligations under this Lease with reference to the payment of rent and such default continue for five (5) days after the date of written notice that such payment is due, or should Tenant default in the performance of any other obligations under this Lease and such default continue for thirty (30) days after receipt of written notice from Landlord specifying such default or beyond the time reasonably necessary to cure if such default is of a nature to require more than thirty (30) days to remedy, then, in addition to all other rights and remedies Landlord may have under this Lease or under applicable law, Landlord shall have the following rights and remedies:

     (1) The Landlord has the remedy described in California Civil Code Section 1951.4 (Landlord may continue the lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations). If Tenant breaches any covenants of this Lease or if any event of default occurs, whether or not Tenant abandons the demised premises, this Lease shall continue in effect until Landlord terminates Tenant's right to possession, and Tenant shall remain liable to perform all of its obligations under this Lease and Landlord may enforce all of Landlord's rights and remedies, including the right to recover rent as it falls due. If Tenant abandons the demised premises or fails to maintain and protect the same as herein provided, Landlord shall have the right to do all things necessary or appropriate to maintain, preserve and protect the demised premises, including the installation of guards, and may do all things appropriate to a re-letting of the demised premises, and none of said acts shall be deemed to terminate Tenant's right of possession, unless Landlord elects to terminate the same by written notice to Tenant. Tenant agrees to reimburse Landlord on demand for all amounts reasonably expended by Landlord in maintaining, preserving and protecting the demised premises, together with interest on the amounts expended from time to time at the maximum legal rate. Landlord shall also have the right to repair, remodel and renovate the demised premises at the expense of Tenant and as deemed reasonably necessary by Landlord.

     (2) Landlord shall have the right to terminate Tenant's possession of the demised premises, and if Tenant's right to possession of the demised premises is terminated by Landlord by reason of a breach of this Lease by Tenant, or by reason of the happening of an event of default, or by reason of abandonment of the demised premises by Tenant, Tenant agrees to pay to Landlord on demand (i) all unpaid rent earned at the time of termination, together with interest on all unpaid installments from the times they were due to the date of termination at the maximum legal rate; (ii) the amounts by which the unpaid rent which would have been due and payable by Tenant since the date of termination exceeds the amount of any rental loss that Tenant proves could have been avoided, together with interest on said amounts from the dates they were due at the maximum legal rate; (iii) the worth at the time of the award of the amount by which the unpaid rent for the balance of the term of this Lease exceeds the amount of rental loss that Tenant proves may reasonably be avoided, together with interest on such amount at the maximum legal rate from the date of the award until paid; (iv) all other amounts due Landlord from Tenant under the terms of this Lease, or necessary to compensate Landlord for all detriment caused by Tenant's failure to perform its obligations under this Lease. The right to possession of the demised premises by Tenant should not be deemed terminated until Landlord gives Tenant written notice of such termination or until Landlord re-lets all or a portion of the demised premises. In the event that Landlord seeks to recover the amount due, Landlord shall be entitled to recover the amounts specified in paragraphs
(a) (1), (a) (2) and (a) (4) of Section 1951.2 of the Civil Code of California as such section reads at the date of this Lease, together with interest on said amounts at the maximum legal rate from the dates they were due, computed as of the date of the award, together with the worth at the time of the award of the amount by which the unpaid rent for the balance of the term exceeds the amount of such rental loss that Tenant proves could reasonably have been avoided. Landlord shall be required to mitigate damages by making a good faith effort to re-let the demised premises.

     (3) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law, provided that each shall be cumulative and in addition to every other right or remedy given herein or now hereafter existing at law or in equity or by statute.

     Section 13.2.  Landlord shall in no event be in default in the performance
     -------------
of any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days or such additional times as is reasonably required to correct any such default after notice by Tenant to the Landlord properly specifying wherein the Landlord has failed to perform any such obligation.

                            ARTICLE 14 - Bankruptcy

     Section 14.1.  Tenant shall give written notice to Landlord of its
     -------------
intention to commence proceedings under any state or federal insolvency or bankruptcy law, or any comparable law that is now or hereafter may be in effect, whereby Tenant seeks to be, or would be, discharged of its debts or the payment of its debts is sought to be delayed, at least thirty (30) days prior to the commencement of such proceedings.

     Section 14.2.  If any of the following events occur:
     -------------

     (1) The entry of an order for relief under Title 11 of the United States Code as to Tenant or its executors, administrators or assigns, if any, or the adjudication of Tenant or its executors, administrators or assigns, if any, as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act;

     (2) The appointment of a receiver, trustee or other custodian of the property of Tenant by reason of the insolvency or inability of Tenant to pay its debts;

     (3)  The assignment of the property of Tenant for the benefit of creditors;

     (4) The commencement of any proceedings under any state or federal insolvency or bankruptcy law, or any comparable law that is now or hereafter may be in effect, whereby Tenant seeks to be, or would be, discharged of its debts or the payment of its debts is sought to be delayed;

     (5) The failure of Tenant to give written notice to Landlord provided for in Section 14.1. above;
   -------------

     then Landlord may, at any time thereafter, in addition to any and all other rights or remedies of Landlord under this Lease or under applicable law, upon written notice to Tenant, terminate this Lease in accordance with state and/or federal laws, and upon such notice this Lease shall cease and terminate with the same force and effect as though the date set forth in said notice were the date originally set forth herein and fixed for the expiration of the demised term. Tenant shall thereupon vacate and surrender the demised premises, but shall remain liable as herein provided.

                      ARTICLE 15 - Surrender of Premises

     Section 15.1.  Tenant shall, upon termination of the demised term, or any
     -------------
earlier termination of this Lease, surrender to Landlord the demised premises, including, without limitation, all building equipment and apparatus, and fixtures (except as provided in Sections 12.1. and 12.2.) then upon the demised
                                --------------     -----
premises without any damage, injury, or disturbance thereto, or payment therefor, except damages due to ordinary wear and tear, acts of God, fire and other perils to the extent the demised premises are not required to be repaired or restored as herein before provided, and Tenant shall dispose of any hazardous materials stored, dispensed, handled or used in, at or upon the demised premises in accordance with the provisions of Section 7.4.
                                     -----------


                          ARTICLE 16 - Eminent Domain

     Section 16.1.  If more than thirty-three percent (33%) of the floor area of
     -------------
the building on the demised premises shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Tenant's business after the Landlord completes such repairs or alterations as the Landlord is obligated or elects to make, Tenant shall have the right to elect either to terminate this Lease, or, subject to Landlord's right to terminate the Lease pursuant to Section 16.4., to continue in
                                         -------------
possession of the remainder of the demised premises and shall notify Landlord in writing within ten (10) days after such taking of Tenant's election. In the event less than thirty-three percent (33%) of the floor area of the building on the demised premises shall be taken or Tenant elects to remain in possession, as provided in the first sentence hereof, all of the terms herein provided shall continue in effect, except that the base rent shall be reduced in the same proportion that the floor area of the building on the demised premises taken bears to the original floor area of the building on the demised premises, and Landlord shall at its own cost and expense make all necessary repairs or alterations to the building so as to constitute the portion of the building not taken a complete architectural unit and the demised premises a complete unit for the purposes allowed by this Lease, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said building.

     Section 16.2.  Each party waives the provisions of Code of Civil Procedure
     -------------
Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking.

     Section 16.3.  All damages or awards for any taking under the power of
     -------------
eminent domain whether for the whole or a part of the demised premises shall belong to and be the property of Landlord whether such damages or awards shall be awarded as compensation for diminution in value to the leasehold or to the fee of the demised premises; provided however, that Landlord shall not be entitled to the award made to Tenant or Landlord for loss of business, depreciation to, and cost or removal of stock and fixtures and for leasehold improvements which have been installed by Tenant at its sole cost and expense less depreciation which is to be computed on the basis of completely depreciating such leasehold improvements during the initial term of this Lease, and any award made to Tenant in excess of the then depreciated value of leasehold improvements shall be payable to the Landlord.

     Section 16.4.  If more than thirty-three percent (33%) of the floor areas
     -------------
of the building on the demised premises shall be taken under power of eminent domain, or if more than fifteen percent (15%) of the Parking and Accommodation Areas shall be so taken, Landlord may, by written notice to Tenant delivered on or before the date of surrendering possession to the public authority pursuant to such taking, terminate this Lease as of such date.

     Section 16.5.  If this Lease is terminated as provided in this Article, the
     -------------
rent shall be paid up to the day that possession is so taken by public authority and Landlord shall make a prorate refund of any rent and all deposits paid by Tenant in advance and not yet earned.

                       ARTICLE 17 - Real Property Taxes

     Section 17.1.  Tenant shall reimburse Landlord for all real property taxes,
     -------------
assessments and ongoing sewer fees applicable to the demised premises. Taxes shall be prorated to lease years for purpose of making this computation. Such payment shall be made by Tenant within thirty (30) days after receipt of Landlord's written statement setting forth the amount of such computation thereof. If the demised term of this Lease shall not expire concurrently with the expiration date of the fiscal tax year, Tenant's liability for taxes for the last partial lease year shall be prorated on an annual basis.

     Section 17.2.  If the demised premises are not separately assessed,
     -------------
Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Landlord's reasonable determination thereof, in good faith, shall be conclusive.

     Section 17.3.  Tenant shall pay prior to delinquency all taxes assessed
     -------------
against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the demised premises or elsewhere. Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

     If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     Section 17.4.  In addition to all other payments provided for herein, the
     -------------
Tenant shall on demand reimburse Landlord for any surcharges, fees, and any similar charges required to be paid by any instrumentality of local, state or federal government in connection with parking in the parking area, including policing; supervising with attendants; other costs in connection with providing charged parking; repairs, replacements and maintenance not properly chargeable to capital account under good accounting principles; interest and depreciation of the actual cost of modification or improvements to the areas, facilities and improvements maintained in this Article either (i) required by any instrumentality of local, state or federal government, or (ii) installed by Landlord to facilitate payment of a parking charge by the general public for parking in the parking area, or both, and other similar costs; and there shall be excluded (a) cost of construction of such improvements which is properly chargeable to capital account and (b) depreciation of the original cost of construction of all items not previously mentioned in this sentence. If Landlord shall require the payment of a parking charge by the general public for parking in the parking area, then during any period in which such a charge is made the total revenue (after deducting excise and similar taxes thereon and taxes, fees or surcharges imposed by any agency or instrumentality of local, state or federal government) actually received in cash or its equivalent by Landlord for such parking charge shall be credited against said gross costs.

     Section 17.5.  Notwithstanding the provisions of Article 17 hereinabove,
     -------------
Tenant shall pay any increase in "real property taxes" resulting from any and ail improvements of any kind whatsoever placed on or in the demised premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant.

     Section 17.6.  In addition to ail other payments provided for herein, the
     -------------
Tenant shall on demand reimburse Landlord for any tax (excluding income tax) and/or business license fee or other levy that may be levied, assessed or imposed upon the rent or other payments provided for herein or on the square footage of the demised premises, on the act of entering into this Lease, or on the occupancy of the Tenant however described, as a direct substitution in whole or in part for, or in addition to, any real property taxes, whether pursuant to laws presently existing or enacted in the future.

     Section 17.7.  Notwithstanding anything to the contrary contained in this
     -------------
Lease, real property taxes shall not include, and Tenant shall not be obligated to pay, any of the following: (a) interest on taxes or penalties resulting from Landlord's failure to taxes, or (b) transfer, gift or franchise taxes.

                 ARTICLE 18 - Parking and Accommodation Areas

     Section  18.1. Landlord grants to Tenant during the demised term the
     --------------
nonexclusive right to use the parking facilities and other areas provided and designated as "Parking and Accommodation Areas" on Exhibit "B" hereto for the
                                                   -----------
accommodation and parking of such automobiles of the Tenant, its officers, agents, employees and its customers while working or visiting Tenant. Tenant agrees that its officers, agents and employees will park their automobiles only in the parking areas provided in the Parking and Accommodation Areas, and Tenant specifically agrees that such officers, agents and employees will not park on any public streets in the vicinity of the demised premises. Except as provided in Section 17.4., Landlord shall not charge parking fees for such right to use
   -------------
parking facilities.

     Section 18.2.  All parking areas and facilities furnished by Landlord
     -------------
including, but not limited to, pedestrian sidewalks, landscaped areas and parking areas shall at all times be subject to the control and management of Landlord so that Landlord will be in a position to make available efficient and convenient use thereof, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this Article, and Tenant agrees to abide by and conform therewith. Landlord shall have the right to construct, maintain and operate lighting facilities on all of said areas and improvements, to police the same, from time to time to change the area, location and arrangement of parking areas and facilities, to restrict employee parking to employee parking areas, to construct surface, subterranean and/or elevated parking areas and facilities, to establish and from time to time change the level of parking surfaces, to close (if necessary) all or any portion of said areas or facilities to such extent as may in the opinion of Landlord's counsel be legally sufficient to prevent a dedication thereof or the accrual of any rights of any person or of the public therein, and to do and perform such other acts in and to said areas and improvements respectively as in the use of good business judgment the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenant, other lessees, and their respective employees and visitors.

     Section 18.3.  Tenant agrees during the demised term to pay to Landlord an
     -------------
annual charge which shall be Landlord's actual gross costs of operating, maintaining and/or replacing all of the areas and facilities mentioned in this Article. The annual charge shall be an estimate computed on the basis of periods of twelve (12) consecutive calendar months, commencing and ending on such dates as may be designated by Landlord, and shall be paid in monthly installments on the first day of each calendar month in the amount estimated by Landlord. Within ninety (90) days after the end of each such annual period, Landlord will determine (and furnish to Tenant a statement showing in reasonable detail) the actual annual charge for such period and the amounts so estimated and paid during such period shall be adjusted within such ninety (90) days (including adjustments on a prorate basis of any partial such period at either end of the demised term) and one party shall pay to the other on demand whatever amount is necessary to effectuate such adjustment.

     Landlord's said gross costs shall consist of and include all costs and expenses of emery kind or nature incurred by Landlord in the operation, maintenance and/or replacement of all of the areas, facilities and improvements mentioned in this Article determined in accordance with good accounting practice by an accountant employed by Landlord. The determination of such accountant shall be conclusive. Without otherwise limiting the generality of the foregoing, there shall be included in such gross costs public liability and property damage insurance, landscape maintenance, maintenance of utilities, water, cleaning of areas, facilities and improvements, operation of lighting, common area taxes and assessments determined in the same manner as taxes and assessments on the demised premises, policing and sweeping of parking areas, supervising with attendants, repairs, replacements and maintenance, and an amount equal to ten percent (10%) of the total of all of the above for administration of the Parking and Accommodation Areas.

     Section 18.4.  The Parking and Accommodation Areas included for the purpose
     -------------
of this Article are those shown on Exhibit "B" outside of the building area.
                                   -----------

     Section 18.5.  Notwithstanding anything to the contrary contained in this
     -------------
Lease, gross costs shall not include, and Tenant shall not be required to pay, any of the following: (a) legal fees, brokerage commissions, advertising costs, or other related expenses incurred in connection with the leasing of the Building or defense of Landlord's title to or interest in the building or any part thereof; (b) repairs, alterations, additions, improvements or replacements made to rectify or correct any latent defect in the design, materials or workmanship of the Building; (c) damage and repairs attributable to fire or other casualty except as otherwise provided herein and except for applicable deductibles; (d) damage and repairs necessitated by the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors and not covered by insurance carried or required to be carried by Tenant hereunder; (e) executive salaries or salaries of service personnel to the extent that such service personnel perform services other than in connection with the management, operation, repair or maintenance of the Building or Parking and Accommodation Areas (to the extent not covered by the administrative fee described in Section 18.3; above); (f) the cost of any service provided to Tenant for which Landlord is reimbursed by others; and (g) payment of principal or interest on any mortgage or other encumbrance or any costs or expenses related thereto.

     Tenant's obligation to reimburse Landlord for the cost of a Capital Expenditure (as used in this Section 18.5., "Capital Expenditure" shall be any one (1) single improvement, alteration, repair or replacement which costs in excess of Twenty Five Thousand Dollars ($25,000.00) individually in any one calendar year) made by Landlord pursuant to Article 11 and/or Article 18 of this Lease during the demised term and required under good accounting practice to be amortized, shall be calculated by multiplying the cost of any such Capital Expenditure by a fraction, the numerator of which is the number of years (both elapsed and not elapsed) in the demised term, including any option period which has been (or is subsequently) exercised by Tenant, and the denominator of which is the number of years in the estimated useful life of the Capital Expenditure based on good accounting practice (the foregoing limitation shall not apply to any costs for Capital Expenditures made necessary on account of: (i) negligent acts or omissions of Tenant or its agents, employees, invitees or contractors;
(ii) the particular nature of Tenant's business or operations; or (iii) equipment furnished by Tenant and maintained by Landlord). Tenant shall pay any such amounts, as additional rent, monthly on a straight-line basis amortized over the remaining demised term of the Lease, including any option period which has been (or is subsequently) exercised by Tenant, using an interest rate equal to ten percent (10%) per annum.

     Section 18.6.  Tenant's internal accountant shall have the right at
     -------------
Tenant's own cost and expense to inspect Landlord's records (not more than once in any calendar year) with respect to all gross costs payable by Tenant under this Lease for any Fiscal Year of Landlord during the demised term. Tenant shall give Landlord not less than thirty (30) days' prior written notice of its intention to conduct any such inspection which such inspection shall be conducted in Landlord's offices during normal business hours, Landlord will allow Tenant to use Landlord's copying facilities subject to reimbursement by Tenant to Landlord of the reasonable cost of copying. Tenant's right to inspect Landlord's records shall apply only to those records for the Fiscal Year immediately preceding the Fiscal Year during which the inspection is made. Landlord will reimburse Tenant for any such gross costs which are found to have been overstated. Tenant's right to inspect is conditioned upon Tenant, and Tenant's internal accountant, executing appropriate confidentiality agreements acceptable to Landlord agreeing to keep the results of any such inspection confidential.

                          ARTICLE 19 - Miscellaneous

     Section 19.1.  Landlord and its designee shall have the right during
     -------------
reasonable business hours to enter the demised premises except restricted areas as established by or on behalf of the Federal Government for security purposes (and in emergencies at all times), (i) to inspect the same, (ii) for any purpose connected with Landlord's rights or obligations under this Lease and, (iii) for all other lawful purposes.

     Section 19.2.  Landlord and its designee shall have the right during
     -------------
reasonable business hours to enter the demised premises except restricted areas as established by or on behalf of the Federal Government for security purposes (and in emergencies at all times), (i) to inspect the same, (ii) for any purpose connected with Landlord's rights or obligations under this Lease and, (iii) for all other lawful purposes.

     Section 19.3.  This Lease shall be governed exclusively by the provisions
     -------------
hereof and by the laws of the State of California as the same from time to time exist. This Lease expresses the entire understanding and all agreements of the parties hereto with each other and neither party hereto has made or shall be bound by any agreement or any representation to the other party which is not expressly set forth in this Lease.

     Section 19.4.  If Tenant should hold over after the demised term and any
     -------------
extension thereof as herein provided for, then such holding over shall be construed as a tenancy from month to month at a rent equal to one hundred fifty percent (150%) that provided for under the monthly rental of the principal term of this Lease.

     Section 19.5.  Tenant agrees to maintain all toilet and washroom facilities
     ------------
within the demised premises in a neat, clean and sanitary  condition.

     Section 19.6.  Landlord covenants and agrees that Tenant, subject to the
     -------------
terms and provisions of this Lease, on paying the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the demised premises during the demised term without hindrance or ejection by any person lawfully claiming under or against the Landlord.

     Section  19.7. Subject to Article 6, the terms and provisions hereof shall
     --------------
be construed as running with the land and shall be binding upon and inure to the benefit of heirs, executors, administrators, successors and assigns of Landlord and Tenant.

     Section 19.8.
     -------------

     A. Tenant shall promptly pay all sums of money with respect to any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in, at or about the demised premises, or furnished to Tenant's agents, employees, contractors or subcontractors, that may be secured by any mechanic's, materialmen's, supplier's or other liens against the demised premises or Landlord's interest therein. In the event any such or similar liens shall be filed, Tenant shall, within three (3) days of receipt thereof, give notice to Landlord of such lien, and Tenant shall, within ten (10) days after receiving notice of the filing of the lien, discharge such lien by payment of the amount due to the lien claimant. However, Tenant may in good faith contest such lien provided that within such ten (10) day period Tenant provides Landlord with a surety bond from a company acceptable to Landlord, protecting against said lien in an amount at least one and one-half (1-1/2) times the amount claimed or secured as a lien or such greater amount as may be required by applicable law; and provided further that Tenant, if it should decide to contest such lien, shall agree to indemnify, defend and save harmless Landlord from and against all costs arising from or in connection with any proceeding with respect to such lien. Failure of Tenant to discharge the lien, or, if contested, to provide such bond and indemnification, shall constitute a default under this Lease and in, addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated, to discharge or secure the release of any lien by paying the amount claimed to be due, and the amount so paid by Landlord, and all costs and expenses incurred by Landlord therewith, including, but not limited to, court costs and reasonable attorneys' fees, shall be due and payable by Tenant to Landlord forthwith on demand.

     B. At least fifteen (15) days before the commencement by Tenant of any material construction or remodeling work on the demised premises, Tenant shall give written notice thereof to Landlord. Landlord shall have the right to post and maintain on the demised premises such Notices of Non-Responsibility, or similar notices, provided for under applicable laws.

     Section 19.9.
     -------------

     A. Tenant shall deposit with Landlord the sum specified in Section 2.4.(B) hereof as a "Security Deposit", which Security Deposit shall be reduced during the demised term pursuant to the provisions of Section 2.4.(B). The Security Deposit shall be held by Landlord as security for the faithful performance of all the terms of this Lease to be observed and performed by Tenant. The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon Landlord.

     B. If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid, or should Landlord make payments on behalf of Tenant, or should Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Landlord toward the payment of rent or additional rent, loss, or damage sustained by Landlord due to such breach on the part of Tenant, and Tenant shall forthwith upon demand restore said Security Deposit to the original sum deposited. Should Tenant comply with all of said terms and pay all of the rent and ail other sums payable by Tenant to Landlord, the remaining portion of said Security Deposit shall be returned in full to Tenant at the end of the demised term.

     C.   In the event of bankruptcy or other similar proceedings listed in
Article 14 hereof, the Security Deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

     D. In the event Landlord delivers the Security Deposit to the purchaser of Landlord's interest in the demised premises, Landlord, after written notice to Tenant of said delivery, shall be discharged from any further liability with respect to the Security Deposit. This provision shall also apply to any subsequent transferees.

     Section  19.10.  All notices, statements, demands, requests, consents,
     ---------------
approvals, authorizations, offers, agreements, appointments or designations hereunder by either party to the other shall be in writing and shall be sufficiently given and served upon the other party or, if sent by overnight carrier or United States certified mail, return receipt requested, postage prepaid, and addressed as follows:

     If sent to Tenant, the same shall be addressed to the Tenant at 4045 Campbell Avenue, Menlo Park, California 94025, or at such other place as Tenant may from time to time designate by notice to Landlord.

     If sent to Landlord, the same shall be addressed to Landlord at 60 Hillsdale Mall, San Mateo, California 94403-3497, or at such other place as Landlord may from time to time designate by notice to Tenant.

     Any such notice when sent by overnight carrier or certified mail as above provided shall be deemed duly served on the third business day following the date of such mailing.

     Section  19.11.  As used in this Lease and when required by the context,
     ---------------
each number (singular or plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include corporation, firm or association.

     Section  19.12.  In case of litigation with respect to the mutual rights,
     ---------------
obligations, or duties of the parties hereunder, the prevailing party shall be entitled to reimbursement from the other party of all costs and reasonable attorneys' fees actually incurred.

     Section 19.13.   Each term and each provision of this instrument
     --------------
performable by Tenant shall be construed to be both a covenant and a condition.

     Section 19.14.   Except as otherwise expressly stated, each payment
     --------------
provided herein to be made by Tenant to Landlord shall be in addition to and not in substitution for the other payments to be made by Tenant to Landlord.

     Section 19.15.   Time is and shall be of the essence of this Lease
     ---------------
and all of the terms,  provisions,  covenants  and  conditions  hereof.

     Section 19.16.   The Tenant warrants that it has not had any dealings with
     --------------
any realtor, broker, or agent in connection with the negotiation of this Lease excepting only Soroush Kaboli and Cornish & Carey Commercial, whom Landlord agrees to pay whatever commission may be due. Each party agrees to hold the other harmless from any cost, expense or liability for any compensation, commissions or charges claimed by any realtor, broker, or agent with respect to this Lease and/or the negotiation thereof with whom the other party has or purportedly has dealt.

     Section  19.17.  Tenant agrees that its interest in this Lease shall be
     ---------------
subordinate to any mortgage, deed of trust and/or other security indenture hereafter placed upon the demised premises and to any and all advances made or to be made thereunder and to the interest thereon made and all renewals, replacements, and extensions thereof, but nothing herein contained shall be deemed to alter or limit Tenant's rights as set forth in Section 19.6. Tenant shall, at the request of Landlord or any mortgagee, trustee or holder of any such security instrument, execute in writing an agreement subordinating its rights under this Lease to the lien of such mortgage, deed of trust and/or other security indenture subject to a standard non-disturbance clause. If any mortgagee, trustee or holder of such security instrument elects to have the Tenant's interest in this Lease superior to any such instrument by notice to Tenant, then this Lease should be deemed superior to the lien of any such mortgage, deed of trust or security indenture whether this Lease was executed before or after said mortgage, deed of trust and/or security indenture.

     Section 19.18.  Landlord reserves the right during the last six months of
     --------------
the demised term of this Lease or the last six months of any extension hereof to enter the property during normal working hours for the purpose of showing the demised premises (except restricted areas established by, or on behalf of, the Federal Government for security purposes) to prospective tenants or purchasers and to place signs (for the last year) on the demised premises advertising the property for lease or sale.

     Section 19.19.  The following terms as used in this Lease shall have the
     --------------
following meaning:

          (a) "Unavoidable Delay" means any prevention, delay or stoppage due to strike(s), lockout(s), labor dispute(s), act(s) of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other conditions or causes beyond the reasonable control of the party obligated to perform.

          (b) "Floor Area" shall mean the total constructed area of the building on the demised premises. This area is computed by measuring to the outside finished surface of permanent outer building wails, without any deductions. All enclosed floors of the building are calculated.

     Section 19.20.  For the purposes of determining the base rent during the
     --------------
option period (if any) contained in Section 1.2. of this Lease, the Fair Market Rental Value shall be determined as follows: in Tenant's notice to Landlord exercising the option to extend, Tenant shall advise Landlord of its estimate of the Fair Market Rental Value for the demised premises (including interim adjustments). Landlord, within thirty (30) days thereafter, shall advise Tenant in writing of its estimate of the Fair Market Rental Value (including interim adjustments). During the next twenty (20) calendar days the parties shall meet and confer for the purpose of agreeing upon the Fair Market Rental Value. If the parties are then unable to agree, then the Fair Market Rental Value shall be determined by an appraisal as herein set forth and the Fair Market Rental Value as so determined shall be binding upon Landlord and Tenant. Within one hundred twenty (120) days after the Tenant's notice of exercise of the option Landlord and Tenant shall each appoint an appraiser and notify the other party in writing of its choice. Thereupon, the two appraisers shall elect a third appraiser within thirty (30) days of their appointment, unless during such period the two appraisers shall have agreed upon a Fair Market Rental Value, in which case their determination shall be final and binding. If the two appraisers shall be unable to agree upon a third appraiser, then the Landlord and Tenant shall immediately request the Presiding Judge of the San Mateo County Superior Court to make such selection. The decision of the third appraiser shall be final and binding provided that the determination of Fair Market Rental Value of the third appraiser shall be equal to, or in-between, the determinations of the other two appraisers. Each party shall bear the cost of the appraiser selected by it and the cost of the third appraiser shall be shared equally. To be appointed as an appraiser the person so appointed shall hold the professional designation as may then be the preeminent professional designation, hold any licenses which may then be required by law, and have at least three (3) years current experience in appraisal of commercial properties in the San Francisco Bay Area including San Mateo County. In nonevent shall the base rent for each year of the option term be less than the amount of base rent payable by Tenant on an annualized basis during the final year of the initial term.

     IN WITNESS WHEREOF, the parties have executed this instrument.

TENANT:                                        LANDLORD:


INTERNET TRAVEL NETWORK,                       CAMPBELL AVENUE ASSOCIATES,
a California corporation                       a California partnership


By:  _____________________________             By: ___________________________
     President                                     Managing Partner


By:  _____________________________
     Secretary


(Single Tenant -
 Land Building)

                                  EXHIBIT "A"

                                 BOHANNON PARK

                              4045 CAMPBELL AVE.
                            MENLO PARK, CALIFORNIA

                        DESCRIPTION OF DEMISED PREMISES
                                      FOR
                           "INTERNET TRAVEL NETWORK"


     All that certain real property situated in the City of Menlo Park, County of San Mateo, California.

     Parcel 2 as shown on that certain map entitled "Parcel Map of a Subdivision of Lots 5 and 6 and portion of Lot 7, Bohannon Industrial Park, Menlo Park, San Mateo County, California", recorded in Volume 12 of Parcel Maps at Page 20, San Mateo Records, and a portion of Parcel C as shown on that certain map entitled "Record of Survey Resubdivision of Portions of Lot 7 and 8, Tract No. 750, Bohannon Industrial Park, Menlo Park, San Mateo County, California", recorded in Volume 6 of L.L.S. Maps at Page 62, San Mateo Records, more particularly described as follows:

     BEGINNING at a point on the Northwesterly line of Campbell Avenue, said point being the most Southerly corner of said Parcel 2; thence from said point of beginning North 68(degree) 03' West 370.00 feet; thence North 21(degree) 57' East 319.86 feet; thence South 68(degree) 03' East 370.00 feet and South 21(degree) 57' West 319.86 feet to the point of beginning.

     Reserving therefrom unto the Landlord, its successors and assigns a non-exclusive 23.00 foot easement for vehicular, ingress and egress over that certain real property described as follows:

     Beginning at a point on the Northwesterly line of Campbell Avenue, from which point the most Southerly corner of said Parcel 2 bears South 21(degree) 57' West 319.86 feet; thence from said point of beginning along said Northwesterly line of Campbell Avenue South 21(degree) 57' West 23.00 feet; thence North 68(degree) 03' West 370.00 feet; thence North 21(degree) 57' East
23.00 feet and South 68(degree) 03' East 370.00 feet to the point of beginning.

     Furthermore demising a non-exclusive 2.00 foot easement for vehicular, ingress and egress over that certain real property described as follows:

     Beginning at a point on the Northwesterly line of Campbell Avenue, from which point the most Southerly corner of said Parcel 2 bears South 21(degree) 57' West 319.86 feet; thence from said point of beginning along said Northwesterly line of Campbell Avenue North 21(degree) 57' East 2.00 feet; thence North 68(degree) 03' West 370.00 feet; thence South 21(degree) 57' West
2.00 feet and South 68(degree) 03' East 370.00 feet to the point of beginning.

                                      E-1